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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                  ----------------

                                      FORM 8-K

                                  ----------------

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported) December 7, 1998


                                  ----------------


                             ARCHIBALD CANDY CORPORATION
                (Exact name of registrant as specified in its charter)




          ILLINOIS                 333-33751              36-0743280
(State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation)               File No.)         Identification No.)

                            1137 WEST JACKSON BOULEVARD,
                              CHICAGO, ILLINOIS 60607
                           (Address, including Zip Code,
                          of Principal Executive Offices)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 243-2700

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                                       No Change
                    ------------------------------------------
            (Former name or former address, if changed since last report)

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                             ARCHIBALD CANDY CORPORATION


ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

          On December 7, 1998, Archibald Candy Corporation (the "Company") acquired Sweet Factory Group, Inc. ("Sweet Factory") for $18 million in cash and the assumption of approximately $10 million of indebtedness and other obligations of Sweet Factory pursuant to the merger of Sweet Factory Acquisition Corp., a wholly owned subsidiary of the Company ("Acquisition Corp."), with and into Sweet Factory (the "Acquisition"). The Acquisition was effected pursuant to an Agreement and Plan of Reorganization dated as of November 24, 1998 by and among the Company, Acquisition Corp., Sweet Factory, Sweet Factory, Inc., SF Candy Company, SF Properties, Inc. and certain stockholders of Sweet Factory. The Company funded the Acquisition through the issuance of $30 million of senior secured debt. Sweet Factory is a bulk candy retailer with 256 stores in 36 states.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     A.   Financial Statements of Businesses Acquired.

          The financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

     B.   Pro Forma Financial Information.

          The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

     C.   Exhibits.  The following exhibits are filed as part of this report:


     Exhibit No.    Description
     -----------    -----------
     2.1            Agreement and Plan of Reorganization dated as of November
                    24, 1998 by and among the Company, Acquisition Corp., Sweet
                    Factory, Sweet Factory, Inc., SF Candy Company, SF
                    Properties, Inc. and certain stockholders of Sweet Factory party thereto.

     4.1 First Supplemental Indenture dated as of December 7, 1998 among the Company, Sweet Factory, Sweet Factory, Inc., SF
                    Properties, Inc., SF Candy Company and The Bank of New York, as Trustee.

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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ARCHIBALD CANDY CORPORATION
                                        (Registrant)




Dated: December 22, 1998      By:    /s/ Ted A. Shepherd
                                 ---------------------------------------------
                              Name:    Ted A. Shepherd
                              Title:   President and Chief Operating Officer

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                                    EXHIBIT INDEX


Exhibit        Description
-------        -----------
2.1            Agreement and Plan of Reorganization dated as of November 24,
               1998 by and among the Company, Acquisition Corp., Sweet Factory,
               Sweet Factory, Inc., SF Candy Company, SF Properties, Inc. and
               certain stockholders of Sweet Factory party thereto.

4.1 First Supplemental Indenture dated as of December 7, 1998 among the Company, Sweet Factory, Sweet Factory, Inc., SF Properties,
               Inc., SF Candy Company and The Bank of New York, as Trustee.

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